UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Investment Trust II

(Name of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Nuveen Fund Shareholder(s):

Please note that you may have one or more proxy voting instruction forms to be signed and voted in the enclosed envelope.

You may receive more than one proxy kit with ballots and/or voting instruction forms if you hold investments directly made with the Nuveen Funds, in addition to investments within your brokerage account.

We appreciate your participation in this effort. Your prompt attention by voting will reduce costs and is appreciated.

Thank you!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-454-8683 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Voting Instruction Form and return it in the postage-paid envelope

BFSvote2014

Dear Nuveen Fund Shareholder(s):

Please note that you may have one or more proxy cards to be signed and voted in the enclosed envelope.

You may receive more than one proxy kit with ballots and/or voting instruction forms if you have investments within your brokerage account in addition to investments directly made with the Nuveen Funds.

We appreciate your participation in this effort. Your prompt attention by voting will reduce costs and is appreciated.

Thank you!

PLEASE USE THE 14-DIGIT NUMBER & 8-DIGIT CODE ON YOUR PROXY CARD ABOVE THE SIGNATURE LINE TO RECORD YOUR VOTE.

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago. IL 60606
RegVote2014